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                                                                    Exhibit 32.2

                CERTIFICATION Pursuant to 18 U.S.C. Section 1350

The undersigned officer of ALLIED HEALTHCARE PRODUCTS, INC. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the Company's fiscal quarter ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Daniel C. Dunn
                                        ----------------------------------------
                                        Daniel C. Dunn
                                        Vice President, Chief Financial Officer
                                        & Secretary

November 7, 2006